CERTAIN PORTIONS OF THE SCHEDULE TO THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS ARE MARKED AS “[XXX]” ALONG WITH A FOOTNOTE INDICATING THAT THE INFORMATION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. AN UNREDACTED COPY OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Execution Version

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 20, 2014 (this “Amendment”) among GENERAL CABLE INDUSTRIES, INC., a Delaware corporation (the “U.S. Borrower”), GENERAL CABLE COMPANY LTD., a company organized under the laws of Nova Scotia (the “Canadian Borrower”), SILEC CABLE SAS, a French société par actions simplifiée (the “French Borrower”), NORDDEUTSCHE SEEKABELWERKE GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung) existing under the laws of Germany (the “German Borrower”), GRUPO GENERAL CABLE SISTEMAS, S.L., a public limited liability company (formerly Grupo General Cable Sistemas, S.A., in process of conversion) organized under the laws of Spain (“Sistemas”), ECN CABLE GROUP, S.L., a limited liability company organized under the laws of Spain (“ECN” and, together with Sistemas, the “Spanish Borrowers” and each, a “Spanish Borrower”), GENERAL CABLE CORPORATION, a Delaware corporation (“Holdings”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement referred to below.

WITNESSETH
WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other Persons are parties to that certain Amended and Restated Credit Agreement, dated as of September 6, 2013 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement, dated as of October 23, 2013, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement to provide for certain amendments;
NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and without waiving any existing or future rights or remedies which the Administrative Agent, the European Administrative Agent and the Lenders may have against the Borrowers or the other Loan Parties, the Administrative Agent and the Lenders party hereto are willing to agree to so amend certain provisions of the Credit Agreement on the terms and subject to the conditions expressly set forth herein.
1.     Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Borrowers, the Lenders party hereto and the Administrative Agent each agree that the Credit Agreement shall be and hereby is amended as of the date hereof as follows:
(a)    Section 1.01 of the Credit Agreement is hereby amended as follows:
(i)    The definition of “Eligible Accounts” is hereby amended by:

040006.00198/22325350v.1

(1)    Amending and restating clause (c) thereof in its entirety as follows:
(c)    (i) which (A) in the case of Account Debtors other than those listed on Schedule 1.01B, is unpaid more than 120 days (150 days in the case of Accounts of a Spanish Borrower) after the date of the original invoice therefor or (B) in the case of Account Debtors listed on Schedule 1.01B, is unpaid more than 30 days after the original due date therefor (in the case of each of clauses (A) and (B), “Overage”) (when calculating such amount for the same Account Debtor, the Administrative Agent shall include the net amount of such Overage and add back any credits, but only to the extent that such credits do not exceed the total gross receivables from such Account Debtor), or (ii) which has been written off the books of such Loan Party or otherwise designated as uncollectible;
(2)    Amending and restating clause (l) thereof in its entirety as follows:
(l)    which is owed by an Account Debtor which (i) does not maintain its chief executive office (or its domicile, for the purposes of the Quebec Civil Code) (A) in the U.S. or Canada, (B) solely with respect to an Account Debtor of a European Borrower, in any Eligible European Jurisdiction or (C) solely with respect to an Account Debtor of a Spanish Borrower, in Hong Kong or Singapore (subject to receipt of Hong Kong Security Agreements or Singapore Security Agreements, respectively, satisfactory to the European Administrative Agent in its Permitted Discretion) or (ii) is not organized under applicable law of (A) the U.S., any state of the U.S., Canada, or any province or territory of Canada, (B) solely with respect to an Account Debtor of a European Borrower, any Eligible European Jurisdiction or (C) solely with respect to an Account Debtor of a Spanish Borrower, Hong Kong or Singapore (subject to receipt of Hong Kong Security Agreements or Singapore Security Agreements, respectively, satisfactory to the European Administrative Agent in its Permitted Discretion), unless, in either case, such Account is backed by a Letter of Credit acceptable to the applicable Agent which is in the possession of, and is directly drawable by, the applicable Agent; provided, that the Spanish Borrowing Base shall not include more than $20,000,000 of Accounts owing by Account Debtors that (A) maintain their chief executive office in Hong Kong or Singapore or (B) are organized under the laws of Hong Kong or Singapore;
(ii)    The definition of “Security Agreement” is hereby amended and restated in its entirety as follows:
“Security Agreement” means, individually and/or collectively as the context may require, any U.S. Security Agreement, any Canadian Security Agreement, any European Security Agreement, any Hong Kong Security Agreement and any Singapore Security Agreement.
(iii)    The following new definitions shall be added to Section 1.01 of the Credit Agreement in proper alphabetical order:
“Hong Kong Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is governed by the laws of Hong Kong and that is entered into by any Spanish Loan Party in favor of any Agent or any other Secured Party, securing or guaranteeing any of the Secured Obligations, in each case in form and substance satisfactory to the

Administrative Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
“Singapore Security Agreement” means, individually and collectively as the context may require, each pledge agreement, security agreement, guarantee or other agreement that is governed by the laws of Singapore and that is entered into by any Spanish Loan Party in favor of any Agent or any other Secured Party, securing or guaranteeing any of the Secured Obligations, in each case in form and substance satisfactory to the Administrative Agent and entered into pursuant to the terms of this Agreement or any other Loan Document (including Section 5.14), as the same may be amended, restated or otherwise modified from time to time.
(b)    Schedule 1.01B of the Credit Agreement is hereby amended and restated as set forth on Exhibit A hereto.
2.     Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 1 shall become effective as of the date hereof upon:
(a)    the Administrative Agent’s receipt of counterparts of this Amendment executed by each Borrower, each other Loan Party, the Administrative Agent, and the Supermajority Lenders;
(b)    the Administrative Agent shall have received a certificate signed by a duly authorized officer of each Borrower to the effect that, before and after giving effect to this Amendment on the date hereof: (i) the representations and warranties contained in Article III of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of each such date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects; and (ii) no Default or Event of Default has occurred and is continuing or would result after giving effect to this Amendment;
(c)    the Borrowers shall have delivered all customary agreements, certificates and other customary documents reasonably requested by the Administrative Agent in connection with this Amendment and the matters contemplated hereby;
(d)    The Administrative Agent shall have received duly executed copies of such Hong Kong Security Agreements and Singapore Security Agreements (and all related documents and filings, including opinions of counsel (including Hong Kong and Singapore counsel) to the Borrowers, as may be reasonably requested by the Administrative Agent) as the Administrative Agent shall reasonably request; and
(e)    the Borrowers shall have paid to each Agent such fees or other amounts as may be then payable pursuant to any Loan Document.
3.     Representations and Warranties of the Borrowers. Each Borrower represents and warrants to each Lender and the Administrative Agent as of the date hereof:

(a)    Each Borrower has the legal power and authority to execute and deliver this Amendment and the officers of each Borrower executing this Amendment have been duly authorized to execute and deliver the same and bind such Borrower with respect to the provisions hereof.
(b)    This Amendment has been duly executed and delivered by each Loan Party that is a party hereto.
(c)    This Amendment and the Credit Agreement as modified hereby (the “Amended Agreement”) each constitutes the legal, valid and binding obligations of each Borrower and each other Loan Party, enforceable against it in accordance with their terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization, examinership, moratorium or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law).
(d)    The execution and delivery by each Loan Party of this Amendment, the performance by each Loan Party of its obligations under the Amended Agreement and under the other Loan Documents to which they are parties and the consummation of the transactions contemplated by the Amended Agreement and the other Loan Documents: (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any material Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or the assets of any Loan Party or any of its Subsidiaries, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, (iv) will not contravene the terms of any certificates of incorporation, by-laws or other organizational or governing documents of any Loan Party, and (v) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents and Permitted Liens.
(e)    Each Borrower and each other Loan Party hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement and the other Loan Documents and agrees and confirms that all such representations and warranties are true and correct in all material respects as of the date of this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects.
(f)    Each Borrower has caused to be conducted a thorough review of the terms of this Amendment, the Credit Agreement and the other Loan Documents and each Borrower’s and its Subsidiaries’ operations since the Effective Date and, as of the date hereof and after giving effect to the terms hereof, no Default or Event of Default has occurred and is continuing.
4.     Reference to and Effect on the Credit Agreement.
(a) On and after the effective date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as modified by Section 1 above.
(b) Except as specifically waived or modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, unless and except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, the European Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith. .
5.     Costs and Expenses. Each Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein and in the Credit Agreement as amended hereby, and in connection with the preparation, arrangement, execution and enforcement of this Amendment and all other instruments, agreements and other documents executed in connection herewith.
6.     Governing Law. ANY DISPUTE BETWEEN ANY LOAN PARTY AND ANY OTHER PARTY HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
7.     Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
8.     Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees, if requested, to deliver originals thereof to the Administrative Agent.
9.     No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.
10.    Amendment Constitutes Loan Document. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
11.    Reaffirmation of Liens and Guaranties.
(a)    Acknowledgment. Each Loan Guarantor hereby (i) acknowledges receipt of a copy this Amendment and (ii) consents to the amendment of the Credit Agreement effected hereby. Each Loan Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the Amendment.

(b)    Reaffirmation of Liens. Each of the Loan Parties hereby ratifies, confirms and reaffirms the grant by it of the Liens and security interests in Collateral in which it has rights pursuant to the terms of, and its obligations and agreements under, the Collateral Documents, confirms that this Amendment does not constitute a novation, payment and reborrowing or termination of the Secured Obligations under the Credit Agreement and the other Loan Documents as in effect prior to the date hereof and confirms that all such Collateral will continue to secure the payment and performance of all Secured Obligations purported to be secured thereby (including any amount payable under the Credit Agreement as amended by this Amendment).
(c)    Reaffirmation of Guaranties. Without limiting or qualifying the foregoing, each of the Loan Guarantors hereby ratifies, confirms and reaffirms its obligations and agreements under Article X of the Credit Agreement and each other Loan Guaranty.
[The remainder of this page is intentionally blank]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GENERAL CABLE INDUSTRIES, INC., as the U.S. Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

GENERAL CABLE COMPANY LTD./COMPAGNIE GENERAL CABLE LTEE, as the Canadian Borrower

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

[signature page to Amendment No. 2]

OTHER LOAN PARTIES:

GENERAL CABLE CORPORATION, as a U.S. Guarantor

GK TECHNOLOGIES, INCORPORATED, as a U.S. Guarantor

GENERAL CABLE INDUSTRIES LLC, as a U.S. Guarantor

GENERAL CABLE TECHNOLOGIES CORPORATION, as a U.S. Guarantor

DIVERSIFIED CONTRACTORS, INC., as a U.S. Guarantor

GC GLOBAL HOLDINGS, INC., as a U.S. Guarantor

GENERAL CABLE OVERSEAS HOLDINGS, LLC, as a U.S. Guarantor

GENCA CORPORATION, as a U.S. Guarantor

MLTC COMPANY, as a U.S. Guarantor

MARATHON STEEL COMPANY, as a U.S. Guarantor

PRESTOLITE WIRE LLC, as a U.S. Guarantor

GENERAL CABLE CANADA HOLDINGS LLC, as a U.S. Guarantor

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

[signature page to Amendment No. 2]

PHELPS DODGE INTERNATIONAL CORPORATION, as a U.S. Guarantor

PHELPS DODGE ENFIELD CORPORATION, as a U.S. Guarantor

PD WIRE & CABLE SALES CORPORATION, as a U.S. Guarantor

PHELPS DODGE NATIONAL CABLES CORPORATION, as a U.S. Guarantor

PHELPS DODGE AFRICA CABLE CORPORATION, as a U.S. Guarantor

By	/s/ Brian J. Robinson
	Name:	Brian J. Robinson
	Title:	Executive Vice President

By	/s/ Robert J. Siverd
	Name:	Robert J. Siverd
	Title:	Executive Vice President

[signature page to Amendment No. 2]

GRUPO GENERAL CABLE SISTEMAS, S.L., as the Spanish Borrower

By	/s/ Lluis Homs
	Name:	Lluis Homs
	Title:	Treasurer EMED

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	CFO EMED

ECN CABLE GROUP, S.L., as the Spanish Borrower

By	/s/ Lluis Homs
	Name:	Lluis Homs
	Title:	Treasurer EMED

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	CFO EMED

[signature page to Amendment No. 2]

GC LATIN AMERICA HOLDING, S.L., as a Spanish Guarantor

By	/s/ Lluis Homs
	Name:	Lluis Homs
	Title:	Treasurer EMED

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	CFO EMED

GENERAL CABLE HOLDINGS SPAIN, S.L., as a Spanish Guarantor

By	/s/ Lluis Homs
	Name:	Lluis Homs
	Title:	Treasurer EMED

By	/s/ Bradley Fry
	Name:	Bradley Fry
	Title:	CFO EMED

[signature page to Amendment No. 2]

SILEC CABLE SAS, as the French Borrower

By	/s/ Marie-Thérèse Blanot
	Name:	Marie-Thérèse Blanot
	Title:	Directeur Général

NORDDEUTSCHE SEEKABELWERKE GMBH, as the German Borrower

By	/s/ Günther Schöffner
	Name:	Günther Schöffner
	Title:	Chairman NSW

[signature page to Amendment No. 2]

GENERAL CABLE AUTOMOTIVE EUROPE SAS, as a French Guarantor

By	/s/ Steve Chapman
	Name:	Steve Chapman
	Title:	President

[signature page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,
Issuing Bank and Swingline Lender

By	/s/ Katherine Cliffel
	Name:	Katherine Cliffel
	Title:	Authorized Signer

JPMORGAN CHASE BANK, N.A.,
TORONTO BRANCH, individually and as
Tranche C Swingline Lender

By	/s/ Auggie Marchetti
	Name:	Auggie Marchetti
	Title:	Authorized Officer

J.P. MORGAN EUROPE LIMITED, as
European Administrative Agent and
European Issuing Bank

By	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

[signature page to Amendment No. 2]

Bank of America, N.A.

By	/s/ William DiCicco
	Name:	William DiCicco
	Title:	Vice President

Bank of America, N.A., acting through its Canada Branch

By	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President

Banc of America Securities Limited

By	/s/ Lee Masters
	Name:	Lee Masters
	Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By	/s/ Blake Wright
	Name:	Blake Wright
	Title:	Managing Director

By	/s/ James Austin
	Name:	James Austin
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By	/s/ Kevin S. Fong
	Name:	Kevin S. Fong
	Title:	Authorized Signatory

[signature page to Amendment No. 2]

WELLS FARGO CAPITAL FINANCE, CORPORATION CANADA

By	/s/ David G. Phillips
	Name:	David G. Phillips
	Title:	Senior Vice President
Credit Officer, Canada
Wells Fargo Capital Finance
Corporation Canada

WELLS FARGO BANK INTERNATIONAL

By	/s/ Andrew Kyle
	Name:	Andrew Kyle
	Title:	Chief Financial Officer
Wells Fargo Bank International

By	/s/ John Harvey
	Name:	John Harvey
	Title:	Chief Executive Officer
Wells Fargo Bank International

KEYBANK NATIONAL ASSOCIATION

By	/s/ Rufus S. Dowe, III
	Name:	Rufus S. Dowe, III
	Title:	Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ Peter Cucchiara
	Name:	Peter Cucchiara
	Title:	Vice President

By	/s/ Kirk L. Tashjian
	Name:	Kirk L. Tashjian
	Title:	Vice President

[signature page to Amendment No. 2]

DEUTSCHE BANK AG LONDON BRANCH

By	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

PNC Bank, National Association

By	/s/ C. Joseph Richardson
	Name:	C. Joseph Richardson
	Title:	Senior Vice President

PNC BANK CANADA BRANCH

By	/s/ Caroline Stade
	Name:	Caroline Stade
	Title:	Senior Vice President

RBS CITIZENS BUSINESS CAPITAL, a division of RBS Citizens, N.A.

By	/s/ David Slattery
	Name:	David Slattery
	Title:	Vice President

STANDARD CHARTERED BANK

By	/s/ David J. Foster
	Name:	David J. Foster
	Title:	Director

By	/s/ Hsing H. Huang
	Name:	Hsing H. Huang
	Title:	Associate Director
Standard Chartered Bank NY

[signature page to Amendment No. 2]

HSBC Bank USA, NA

By	/s/ Joseph D. Donovan
	Name:	Joseph D. Donovan
	Title:	Vice President

Branch Banking and Trust Company

By	/s/ Ryan T. Hamilton
	Name:	Ryan T. Hamilton
	Title:	Assistant Vice President

The Huntington National Bank

By	/s/ John D. Whetstone
	Name:	John D. Whetstone
	Title:	Vice President

COMPASS BANK

By	/s/ Michael Sheff
	Name:	Michael Sheff
	Title:	Sr. Vice President

Bank of Montreal

By	/s/ Peter Chauvin
	Name:	Peter Chauvin
	Title:	Vice President

Bank of Montreal Chicago Branch

By	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Director

[signature page to Amendment No. 2]

SunTrust Bank

By	/s/ Sandra M. Salazar
	Name:	Sandra M. Salazar
	Title:	Vice President

RB International Finance (USA) LLC

By	/s/ John A. Valiska
	Name:	John A. Valiska
	Title:	First Vice President

By	/s/ Steven VanSteenbergen
	Name:	Steven VanSteenbergen
	Title:	Vice President

RAIFFEISEN BANK INTERNATIONAL AG

By	/s/ Martina Soudek
	Name:	Martina Soudek
	Title:	Director

By	/s/ A. Wallner
	Name:	A. Wallner
Title:

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Vice - President

Goldman Sachs Bank USA

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

[signature page to Amendment No. 2]

Goldman Sachs Lending Partners LLC

By	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Goldman Sachs International Bank

By	/s/ Konstantinos Varotsis
	Name:	Konstantinos Varotsis
	Title:	Authorised Signatory

BARCLAYS BANK PLC

By	/s/ Marguerite Sutton
	Name:	Marguerite Sutton
	Title:	Vice President

Siemens Financial Services, Inc.

By	/s/ Jeffrey B. Iervese
	Name:	Jeffrey B. Iervese
	Title:	Vice President

By	/s/ John Finore
	Name:	John Finore
	Title:	Vice President

FirstMerit Bank N.A.

By	/s/ John Zimbo
	Name:	John Zimbo
	Title:	Vice President

[signature page to Amendment No. 2]

Morgan Stanley Bank, N.A.

By	/s/ Christopher Winthrop
	Name:	Christopher Winthrop
	Title:	Authorized Signatory

[signature page to Amendment No. 2]

EXHIBIT A

SCHEDULE 1.01B

XXX1

Account Debtor	Payment Term (days)
XXX[1]	XXX[1]
XXX[1]	XXX[1]
XXX[1]	XXX[1]
XXX[1]	XXX[1]
XXX[1]	XXX[1]
XXX[1]	XXX[1]

Notwithstanding anything in this Schedule 1.01B or clause (c)(i) of the definition of “Eligible Accounts” to the contrary, the Aggregate Borrowing Base shall not include more than $15,000,000 of Accounts for which XXX1 is the Account Debtor that are unpaid more than XXX1 days after the date of the original invoice therefor)

___________________________

1 Omitted and filed separately with the Securities and Exchange Commission under a request for confidential treatment.